British Columbia Securities Commission

Cease Trade Order

Douglas Lake Minerals Inc.

Section 164 of the *Securities Act*, R.S.B.C. 1996, c. 418

¶ 1 Douglas Lake Minerals Inc. (Douglas Lake) is an OTC reporting issuer under BC Instrument 51-509 *Issuers Quoted in the U.S. Over-the-Counter Markets.*

¶ 2 In its news release dated February 10, 2009, Douglas Lake announced for the first time a mineral resource estimate on its placer gold Mkuvia property (formerly known as the Mbwemkuru property) in Tanzania.

¶ 3 Douglas Lake has not filed a technical report to support the mineral resource estimate on the Mkuvia property, as required by section 4.2(1)(j) of National Instrument 43-101 *Standards of Disclosure for Mineral Projects.*

¶ 4 Douglas Lake has not filed a Form 51-509F2 *Notice of Investor Relations Activities*, regarding its arrangements with Pacific IR Corp., as required under section 8 of BC Instrument 51-509 *Issuers Quoted in the U.S. Over-the-Counter Markets.*

¶ 5 Under section 164(1) of the Act, the Executive Director orders that all trading in the securities of Douglas Lake cease until:

1. it files:

   (a) a technical report in the required form for its Mkuvia property in Tanzania,

   (b) a Form 51-509F2 *Notice of Investor Relations Activities* completed in accordance with the Act and rules, and

2. the Executive Director makes an order under section 171 of the Act revoking this order.

¶ 6 April 3, 2009

Martin Eady, CA
Director
Corporate Finance

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